Contract No 2012-00132

Integration Credit agreement

China Citic Bank

Integration Credit agreement

Borrower: CER Energy Recovery (Yangzhou) Co.,Ltd (hereafter refer to Party A)

Address: No.100 Zhongjiang Road, Yizheng Automobile Industry Park, Yangzhou

Zip: 211400

Tel: 85716661

Legal representative: Wu Qinghuan

Lender: China Citic Bank, Yangzhou Branch

Address no.171, weiyang road, Yangzhou

Zip: 225009

Tel : 87890559

Legal representative: Xu Yong

Signing address: Yangzhou

Date: 3/30/2012

Party A and Party B enter into this contract based on the honesty and credibility, with the principles of equality, voluntariness according to “The Law of Commercial Banks of the People's Republic of China" and “Contract Law of the People's Republic of China”

Definition

In this contract, below terminology has following meanings except the meanings are expressly agreed in the context.

“Integration credit “ The credits which Party B provides Party A as following : RMB or foreign currency working capital loan , Bank acceptance, note discount, letter of credit, backward letter , documentary bills or the other business which Party B agrees “Integration Credit amount” the max credit which Party B can provide Party A “Credit balance” the amount of credit and debt. Among which, in the bank acceptance, that means the amount of opened acceptance and un-paid acceptance. In the letter of credit, that means the amount of opened credit letter and un-paid credit letter; in the backward letter, that means the amount of opened backward letter and un-paid backward letter.

Species and credit amount

2.1 The amount that Party A can apply for the credit during the period of contract from Party B is RMB 20,000,000.00

2.2 The credit amount under this contract can be used in following: loan, bank acceptance, note discount, letter of credit, backward letter, documentary bills or the other business which Party B agrees

2.3 The kinds, credit amount, deadline, usage which Party A applies for should according to the contract. Party B only has the responsibility for giving credit under the fixed terms of the contract

Use of the credit amount

3.1 The use period of credit amount under this contract is 2 years. Form 2012-03-30 to 2014-03-30

3.2 During the period in this contract, Party A can apply for the credit once or several times in written.

When party A applies for the credit, Party A should write the kinds, deadline, amount and so on clearly. Party B will enter into the specified business contract or other legal documents with Party A when Party B thinks the requirements of this contract are met.

3.3 Whenever Party A uses the credit, it should not exceed the credit amount. During the period of credit, for the repaid credit of Party A, Party B agrees to do with the credit amount as following

The repaid credit can be used in circle .That means under the term 2 of the contract, the debt which Party A has repaid Party B during the period of contract , for the repaid part , Party B should restore Party A’s credit amount and Party A can re-use the credit.

3.4 The service fee charged by Party B in bank acceptance, note discount, letter of credit, backward letter, should be engaged in each specified business contract

3.5 If there is any different between the detail business contract and this contract, then should according to the detail business contract

3.6 When Party A applies for the credit, Party B should enter into the detail business contract with Party A if Party A meets the requirement of credit.

Party A’s representations and warranties

4.1 Party A is a company which complies with the laws and regulations of the People's Republic of China and has the civil rights and capacity for action. And Party A has got all the necessary ratification and authorization under this contract

4.2 Party A guarantees that Party A will use the credit according to the law and the terms of this contract

4.3 Party A guarantees that the financial statement and other information which required by Party B will send to Party B on time, and these documents, information should be true, accuracy, complete, legal and effective

Party A’s rights and obligations

5.1 During the effect period of credit, if there is any material change of Party A’s operation, including but not limited to transfer shares, merger, division, joint venture, cooperation, joint-operation etc. which may cause an adverse impact on Party B's rights and interests, Party A should notice Party B in 30 days advance and fulfill the repay and provide the guarantee which agreed by Party B

5.2 If the transfer or the rent part is the most assets of Party A’s , then Party A should notice Party B in written in 30 days advance and should get the written approval of Party B

5.3 If any affairs occur which will cause adverse effect on fulfill of this contract, including but not limited to lawsuit, arbitration, penalty, shutout, bankrupt, financial circs become worse etc. Party A should notice Party B from that day in 3 days

5.4 If there is any lawsuit, arbitration, penalty, shutout, bankrupt, financial circs become worse etc. for the guarantor, then Party A should provide the new guarantee to Party B

5.5 Without the written approval of Party B, Party A can not transfer part or whole debt to the third party that under this contract

5.6 Party A promises to repay the principal and interest on time and the related payable due under this contract. If the payment is default by Party A, including but not limited to the loan principal, interest, default interest, Party B has the rights to deduct these fee from the Party B’s account without Party B’s permission. If the currency of the account is different from the currency of business, then will calculate per the Conversion rate that Pary B announces on that day

5.7 During the effect period , if there is any change of legal representative, project Manager, address, phone, fax and so on of Party A, Party A should inform Party B in 7 days in written from that day

Party B’s rights and obligations

6.1 Party B has the rights to decide whether Party B will enter into detail business contract with Party A according to Party B’s internal administrative provisions and also Party B has the rights to examine and check the fulfill status of each detail business at any time

6.2 When Party A applies for the credit, Party B should agree to enter into the detail agreement with Party A if Party A meets the requirement of Party B’s bank

6.3 If Party B does not exercise or delay exercise the rights under this contract that does not mean Party B gives up its right and it should not become the hindrance when Party B wants to exercise it

6.4 Party B should keep secret with the documents, information of Party A, except these required to be disclosed by law

Guarantee

7.1 In order to ensure the debt can be repaid, the guarantee method is as following

The guarantor Jiangsu SOPO Co.,Ltd entered into the Max Amount Guarantee Contract with Party B ,which number is 2012-00054; the Guarantor Wuqinghuan entered into the Max Amount Guarantee Contract with Party B ,which number is 2012-00053

 7.2 When Party A engaged with Party B for the detail business, Party B has the rights to require the more guarantee except the guarantee in this term

Default and Treatment

8.1 Both parties should obey the terms of this contract. Any party does not fulfill its responsibility should afford the responsibility of breach of contract and afford the loss.

8.2 During the contract, Party A will be deemed as default if there is any event as following

8.2.1 During the period of this contract, Party A makes clearly or its behavior show that Party A cannot fulfill its obligation under this contract

8.2.2 Party A does not fulfill any one of obligation under this contract

8.2.3 Each of the documents or the guarantee which Party A provided is not true, accurate, completed or misunderstanding

8.2.4 Party A stops repaying or cannot repay the debt

8.2.5 These affairs which Party B thinks it may or has damaged Party B’s interest, such as stop operation, bankrupt, lawsuit, administrative penalty and so on

8.2.6 If there is any material changes of Party A’s address, operation area, legal representative or great investment, which has the bad effect on the Party B’s creditor rights

8.2.7 If there is a great financial loss or the other financial crisis which Party B thinks it may or has damaged the Party B’s interest

8.2.8 Party A change the use of the credit

8.2.9 If there is any material crisis for Party A‘s majority stockholder or related company or there is a related party transaction, which has effect on the normal operation of Party A

8.2.10 If there is any bad change of the industry of Party A, which has the adverse effect on Party B’s creditor rights

8.2.11 if there is corruption, accept bribes or the other illegal affairs happen in the high management of Party A, which Party B thinks it may or has damaged the Party B’s interest

8.2.12 If there is any default to other creditor of Party A, which will has the adverse effect on Party B’s creditor rights

8.2.13 If there is any default of the guarantor of Party A, and Party A can not provide any new guarantee to Party B

8.2.15 If there is any affairs that may damage the interest of Party B

8.3 If there occurs any one of above, then Party B has the rights to do one or several pieces of following, and Party A has no comments

8.3.1 Adjust, cancel or stop the credit under this contract or adjust the deadline of the credit

8.3.2 Stop to give credit to Party A and announce that all or part of credit under this contract is overdue and require Party A to repay all the debt at once

8.3.3 Require Party A to provide supplementary guarantee or do the other method to ensure Party B’s interest

8.3.4 Party B has the rights to exercise the guarantee rights

8.3.5 Party B can deduct from the account of Party A to repay the debt of Party A without Party A’s permission

8.4 Party A should afford all the cost that occurred in the process of Party B to achieve creditor's rights of Party B

Take effect, change and terminate of the contract

9.1 The contract will take effect after singing of both Parties and stamped

9.2 After the contract take effect, any party can not change or terminate the contract, if there is any needs, the change or termination should through the discussion by both parties and conclude an agreement

Dispute

10.1 If there is any dispute raise from this contract, both parties should resolve by negotiation. If failed, both parties should resolve by lodge a complaint to the people's court where Party B located

Other

11.1 The notice documents will be regarded as arrived once send if it through telegram and fax. If use post, then will regarded as arrived in 3 days since the day sent

11.3 The other matters not mentioned, can be the attachment of both parties. Any attachment, changed or supplement will consist the indivisibility part of the whole contract

11.4 This contract will be in 3 duplicate, both parties hold one

11.5 The Party B has brought the Party A's special attention to all terms in relation to the rights and obligations of each Party, asked the Party A to fully and accurately understand all such terms, and upon the Party A ‘S request, made explanation on relevant terms. The Party A has carefully read and fully understands all contractual terms hereof and has no dispute over the terms of this Contact.

Party A    CER Energy Recovery (Yangzhou) Co.,ltd

Legal representative    Wu Qinghuan

Party B China Citic Bank Yangzhou branch

Legal representative    Xu yong